Filed pursuant to Rule 497(e)

Registration Nos. 033-50718; 811-07102

PMV Adaptive Risk Parity ETF

ARP

a series of Advisors’ Inner Circle Fund II (the “Trust”)

Supplement dated October 23, 2023

to the Summary Prospectus and Prospectus of

PMV Adaptive Risk Parity ETF (the “Fund”),

each dated December 20, 2022

At a special meeting held on September 19, 2023, shareholders approved a new investment sub-advisory agreement between Vident Advisory, LLC, PMV Capital Advisers, LLC, and acknowledged and accepted by The Advisors’ Inner Circle Fund II.

Any references in the Summary Prospectus and Prospectus to Vident Investment Advisory, LLC as the sub-adviser for the Fund are deleted and replaced with Vident Advisory, LLC. Vident Advisory has been registered as an investment adviser with the SEC since 2019.

Please retain this Supplement for future reference.

PMV-SK-003-0100

PMV Adaptive Risk Parity ETF

ARP

a series of Advisors’ Inner Circle Fund II (the “Trust”)

Supplement dated October 23, 2023

to the Statement of Additional Information (“SAI”) of

PMV Adaptive Risk Parity ETF (the “Fund”),

dated December 20, 2022

I.	At a special meeting held on September 19, 2023, shareholders approved a new investment sub-advisory agreement between Vident Advisory, LLC, PMV Capital Advisers, LLC, and acknowledged and accepted by The Advisors’ Inner Circle Fund II. Accordingly, the following changes are hereby made to the Fund’s SAI:

1.	Any references in the SAI to Vident Investment Advisory, LLC as the sub-adviser for the Fund are deleted and replaced with Vident Advisory, LLC.

2.	In the section in the SAI titled “The Adviser And Sub-Adviser,” under the heading titled “Sub-Adviser,” the first paragraph is deleted and replaced with the following:

General. Vident Advisory, LLC, a Delaware limited liability company formed in 2016 and registered with the SEC in 2019, serves as the sub-adviser to the Fund. The Sub-Adviser’s principal place of business is located at 1125 Sanctuary Pkwy., Suite 515, Alpharetta, Georgia 30009. The Sub-Adviser is owned by Vident Capital Holdings, LLC, which is controlled by MM VAM, LLC. MM VAM, LLC, an entity owned by Casey Crawford, is located at 8024 Calvin Hall Road, Indian Land, South Carolina 29707. As of July 31, 2023 the Sub-Adviser had approximately $7.4 billion in assets under management.

II.	In the section in the SAI titled “Description of Permitted Investments,” the second paragraph under the subheading titled “CFTC Regulations” is deleted and replaced with the following paragraph:

Consistent with the CFTC’s regulations, the Adviser, on behalf of the Fund, has claimed relief from CPO registration pursuant to the no-action relief granted by CFTC No-Action Letter No. 12-38 for operators of “fund-of-funds”, with respect to the Fund’s operations. Therefore, the Fund will not be subject to regulation as a commodity pool under the CEA and the Adviser will not be subject to registration or regulation as a CPO under the CEA with respect to the Fund. It is possible that the CFTC will adopt regulations or a regulatory position making the no-action relief and the exclusion referred to above unavailable to the Fund. In any case where the no-action relief and the exclusion are unavailable to the Fund, additional CFTC-mandated disclosure, reporting, and recordkeeping obligations may apply with respect to the Fund. Compliance with the CFTC’s regulatory requirements could increase Fund expenses and potentially adversely affect the Fund’s total return.

Please retain this Supplement for future reference.

PMV-SK-002--0100